EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Craig R. Andersson Craig R. Andersson, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Daniel I. Booker Daniel I. Booker, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Donald P. Fusilli, Jr. Donald P. Fusilli, Jr., Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Ronald L. Gallatin Ronald L. Gallatin, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Charles C. Gedeon Charles C. Gedeon, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Robert M. Hernandez Robert M. Hernandez, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Edith E. Holiday Edith E. Holiday, Director

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ John H. Odle John H. Odle, Executive Vice President

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ Timothy G. Rupert Timothy G. Rupert, President and Chief Executive Officer

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That, the undersigned does hereby make, constitute and appoint, Timothy G. Rupert or Dawne S. Hickton, my true and lawful attorney-in-fact, to sign and execute for me and on my behalf, the Annual Report on Form 10K for the year 2006 for RTI International Metals, Inc., and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorney-in-fact may deem necessary or desirable to enable RTI International Metals, Inc. to comply with said Act and the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and seal.

February 28, 2007 (Date)	/s/ James A. Williams James A. Williams, Director